SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K
                                  CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                               EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported):  September 17, 1999


                          DROVERS BANCSHARES CORPORATION
               (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                 (State or other jurisdiction of incorporation)


                       0-10958                         23-2209390
              (Commission file number)              (IRS employer ID)



            30 SOUTH GEORGE STREET, YORK, PA                         17401
        (Address of principal executive office)                    (Zip Code)

       Registrant's telephone number, including area code  (717) 843-1586



                                      NONE
      (Former name, address and fiscal year, if changed since last report.)






















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Item 5.  Other Events

     Drovers Bancshares Corporation ("Drovers") announced that it had issued $7.5 million in Trust Preferred Securities through a wholly owned subsidiary, Drovers Capital Trust I, on September 17, 1999 in a private placement. A copy of the press release announcing the transaction is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           99.1 Press Release of Drovers Bancshares Corporation dated September 17, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DROVERS BANCSHARES CORPORATION




Date:  September 17, 1999          __/s/ A. Richard Pugh_______________
                                   A. Richard Pugh, Chairman, President
                                   and Chief Executive Officer
























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EXHIBIT INDEX

Exhibit No.               Description
-----------               ------------------------
 99.1                     Release of Drovers Bancshares Corporation dated
                          September 17, 1999


















































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Exhibit 99.1

SEPTEMBER 17, 1999 PRESS RELEASE

DROVERS BANCSHARES CORPORATION

                            For Immediate Release

Contact:  John Blecher, Senior Vice President
                 Drovers Bancshares Corporation
                 (717) 771-4241


     Drovers Bancshares Corporation Announces Completion of $7.5 Million Trust
                            Preferred Securities Offering

     September 17, 1999, York, PA - Drovers Bancshares Corporation
(Nasdaq: DROV) announced today that it had completed the sale of $7.5 million of 9.25% Capital Securities of Drovers Capital Trust I, in a private placement. The proceeds from the offering will be used by Drovers Bancshares in order to allow the company to continue to follow its strategic growth plans.

     A. Richard Pugh, Chairman, President and Chief Executive Officer of Drovers Bancshares commented that the use of the proceeds from the sale of the Trust Preferreds will allow Drovers to continue to focus on return on equity and earnings per share as its primary financial benchmarks. "We are pleased to announce the accomplishment of another milestone that is shareholder value focused. Drovers has increased its return on equity and earnings per share steadily during the past few years. The efficient deployment of the proceeds from the capital into growing lines of business will provide the opportunity for this positive trend to continue."

     Drovers Bancshares Corporation is the parent company of The Drovers & Mechanics Bank. The Bank operates 16 branch offices in York County, PA, along with two loan production offices, one in Mechanicsburg, PA and one in Frederick, MD. As of June 30, 1999, the Corporation had $643 million in assets. The return on average equity and diluted earnings per share for the six months ending June 30, 1999, was 14.90% and $1.43, respectively.

     This press release contains statements that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flow, loan demand, real estate values and competition, changes in accounting or tax principles, policies or guidelines, changes in legislation or regulation and other economic competitive, government, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

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